UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2008

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                Regulation FD Disclosure

See Item 8.01 of this Form 8-K.

Item 8.01.                                Other Events

On November 26, 2008, the Company submitted a revised plan of compliance (the “Revised Plan”) to the NYSE Alternext US, LLC (the “Exchange”) in response to a November 5, 2008 notification by the Exchange of non-compliance with its continued listing requirements.  The Revised Plan outlines the actions the Company has taken and will take that would bring it into compliance with Section 1003(a)(iv) of the Exchange’s Company Guide by February 5, 2009 and all continued listing standards by October 9, 2009.  The Company’s common stock will continue to be listed on the Exchange pending the Exchange’s review of the Revised Plan.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                                   Description

99.1	Press Release of Implant Sciences Corporation dated December 5, 2008 announcing submission of Revised Plan to NYSE Alternext US, LLC.

The information included in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 7.01, “Regulation FD Disclosure,” Item 8.01, “Other Events,” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K.  As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Glenn D. Bolduc
Glenn D. Bolduc
Chief Financial Officer

Date:  December 5, 2008

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EXHIBIT INDEX

Exhibit No.                        Description

99.1	Press Release of Implant Sciences Corporation dated December 5, 2008 announcing submission of Revised Plan to NYSE Alternext US, LLC.

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